                                                                   Exhibit 10.6


                                   SCHEDULE A
                        UNITED NATIONAL BANK & TRUST CO.
                          SALARY CONTINUATION AGREEMENT

                                  ROGER L. MANN

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              EARLY
                                                                                          TERMINATION   DISABILITY
                                                                                             ANNUAL       ANNUAL         CHANGE-IN-
                                                                                             BENEFIT       BENEFIT        CONTROL
                                                            EARLY                          PAYABLE AT     PAYABLE AT      BENEFIT
                       EXECUTIVE'S         ACCRUAL        TERMINATION       VESTED            NORMAL       NORMAL         PAYABLE
 PLAN   PLAN YEAR      AGE AT PLAN          BALANCE @      VESTING          ACCRUAL         RETIREMENT   RETIREMENT         IN A
 YEAR    ENDING         YEAR END            7.5% (1)      SCHEDULE         BALANCE           AGE (2)      AGE (2)        LUMP SUM
------------------------------------------------------------------------------------------------------------------------------------

   1  April 2002            60                $255,552        100% (3)      $255,552        $37,863      $37,863        $1,441,874
------------------------------------------------------------------------------------------------------------------------------------

   2  April 2003             61               $530,944           100%       $530,944        $72,999      $72,999        $1,441,874
----------------------------------------------------------------------------------------------------------------------------------

   3  April 2004             62               $827,715           100%       $827,715       $105,603     $105,603        $1,441,874
----------------------------------------------------------------------------------------------------------------------------------

   4  April 2005             63             $1,147,525           100%     $1,147,525       $135,859     $135,859        $1,441,874
----------------------------------------------------------------------------------------------------------------------------------

   5  April 2006             64          $1,441,874(4)           100%     $1,441,874       $159,400     $159,400        $1,441,874
----------------------------------------------------------------------------------------------------------------------------------

   6  April 2007             65             $1,383,092                    $1,383,092
-----------------------------------------------------------------------------------------------------------------------------------

   7  April 2008             66             $1,324,438                    $1,324,438
-----------------------------------------------------------------------------------------------------------------------------------

   8  April 2009             67             $1,261,232                    $1,261,232
-----------------------------------------------------------------------------------------------------------------------------------

   9  April 2010             68             $1,193,118                    $1,193,118
-----------------------------------------------------------------------------------------------------------------------------------

  10  April 2011             69             $1,119,716                    $1,119,716
-----------------------------------------------------------------------------------------------------------------------------------

  11  April 2012             70             $1,040,617                    $1,040,617
-----------------------------------------------------------------------------------------------------------------------------------

  12  April 2013             71               $955,376                      $955,376
-----------------------------------------------------------------------------------------------------------------------------------

  13  April 2014             72               $863,518                      $863,518
-----------------------------------------------------------------------------------------------------------------------------------

  14  April 2015             73               $764,529                      $764,529
-----------------------------------------------------------------------------------------------------------------------------------

  15  April 2016             74               $657,855                      $657,855
-----------------------------------------------------------------------------------------------------------------------------------

  16  April 2017             75               $542,899                      $542,899
-----------------------------------------------------------------------------------------------------------------------------------

  17  April 2018             76               $419,020                      $419,020
-----------------------------------------------------------------------------------------------------------------------------------

  18  April 2019             77               $285,523                      $285,523
-----------------------------------------------------------------------------------------------------------------------------------

  19  April 2020             78               $141,662                      $141,662
-----------------------------------------------------------------------------------------------------------------------------------

  20  April 2021             79                     $0                            $0
-----------------------------------------------------------------------------------------------------------------------------------

(1) The Accrual balance reflects payment at the beginning of each month during retirement.
(2) Benefit is based on present value of the current payment stream of the vested accrual balance using a standard discount rate (7.50%).
(3) Participant is 100 percent vested upon effective date of the Salary Continuation Agreement.
(4) Reflects 11 months data prior to projected retirement in March 2006.